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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 18, 2002

                              THE DIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                                          51-0374887
   (State or Other Jurisdiction of                            (I.R.S. Employer
    Incorporation or Organization)                           Identification No.)
     15501 NORTH DIAL BOULEVARD                                   85260-1619
        SCOTTSDALE, ARIZONA                                       (Zip Code)
(Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code (480) 754-3425
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Item 5. Other Events.

On April 18, 2002, Dial issued a press release relating to its financial results for the first quarter ended March 31, 2002, and its outlook for second quarter and full-year 2002, a copy of which is filed herewith as Exhibit 99.

Item 7. Exhibits.

     (c)  Exhibits

          (99) Press Release of the Company dated April 18, 2002
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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DIAL CORPORATION
April 19, 2002

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit Number                                     Description
     99                       Press Release of the Company dated April 18, 2002